UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 4, 2008

PHH CORPORATION
(Exact name of registrant as specified in its charter)

MARYLAND	1-7797	52-0551284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Leadenhall Road
Mt. Laurel, New Jersey  08054
(Address of principal executive offices, including zip code)

(856) 917-1744
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On June 4, 2008, PHH Corporation (“PHH”, “Company”, “we” or “us”) will present to investors at the Keefe, Bruyette & Woods Diversified Financial Services Conference at 1:20 p.m. eastern daylight time in New York City.  A copy of the slide presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K (the “Form 8-K”) and is also available on the PHH website at www.phh.com on the Investor Relations page.  A live audio webcast of the presentation will be available on the PHH website at www.phh.com or at the KBW conference website at www.kbw.com/news/conferenceDivFin2008.html.  The webcast will be archived on the PHH website for approximately 90 days following the conference.

The information disclosed in this Form 8-K, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as expressly set forth in such filing.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

99.1	Presentation Materials dated June 4, 2008.*

*
Exhibit 99.1 hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as expressly set forth in such filing.

Forward-Looking Statements

This Form 8-K and Exhibit 99.1 hereto contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements are subject to known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.  You should understand that these statements are not guarantees of performance or results and are preliminary in nature.  Statements preceded by, followed by or that otherwise include the words “believes”, “expects ”, “anticipates”, “intends”, “projects”, “estimates”, “plans”,  “may increase”, “may result”, “will result”, “may fluctuate” and similar expressions or future or conditional verbs such as “will”, “should”, “would”, “may” and “could” are generally forward-looking in nature and not historical facts.

You should consider the areas of risk described under the heading “Cautionary Note Regarding Forward-Looking Statements” in our periodic reports under the Exchange Act and those risk factors included as “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2007 and in our Quarterly Report on Form 10-Q for the three months ended March 31, 2008 in connection with any forward-looking statements that may be made by us and our businesses generally.  Except for our ongoing obligations to disclose material information under the federal securities laws, we undertake no obligation to release publicly any updates or revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHH CORPORATION

	By:	/s/ Clair M. Raubenstine
	Name:	Clair M. Raubenstine
	Title:	Executive Vice President and Chief Financial Officer

Dated: June 4, 2008